Exhibit 21.1
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

McKinley Title and Trust, Inc.	Alaska
Stewart Title of Alaska, Inc.	Alaska
United Title Guaranty Agency LLC	Alaska

Arkansas Title Insurance Co.	Arkansas
Landata Inc. of Arkansas	Arkansas
Stewart Title of Arkansas	Arkansas

Citizens Title & Trust	Arizona
F.A.S.B., Inc.	Arizona
Safeharbor Funding, LLC	Arizona
Safford Title Agency, Inc.	Arizona
Southern Arizona Title & Insurance Agency	Arizona
Stewart National Title Services	Arizona
Stewart Title & Trust of Phoenix, Inc.	Arizona
Stewart Title & Trust of Tucson	Arizona

Affiliated Escrow, Inc.	California
API Properties Corporation	California
Asset Preservation, Inc.	California
California Land Title of Marin	California
Celebrity Escrow Corporation	California
Consolidated Title Services	California
Cuesta Title	California
GPMD, Inc.	California
Granite Bay Holding Corporation	California
Granite Properties, Inc.	California
Intercity Capital	California
Intercity Escrow Services	California
Landata, Inc. of California	California
North Bay Title Company	California
Quantum Leap Realty Technologies, Inc.	California
Santa Cruz Title Company	California
Stewart California Holding Corporation	California
Stewart Insurance and Financial Services, LLC	California
Stewart Office Solutions, Inc.	California
Stewart Online Mortgage Documents	California
Stewart ReSource	California
Stewart Title of California, Inc.	California
WTI Properties, Inc.	California

Empressa Primer Latino, LLC	Colorado
Reveal Systems, Inc.	Colorado
Stewart Title of Colorado, Inc.	Colorado
Stewart Water Information	Colorado
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Title of Delaware	Delaware

1405 Cape Coral, Inc.	Florida
Aaction Title Agency, Inc.	Florida
Acquire Corporation	Florida
Acquire Land Title LLP	Florida
Acquire Land Title PCB LLC	Florida
Acquire Title, Inc.	Florida
Advance Homestead Title, Inc.	Florida
Advance Title Holding LLC	Florida
Allied Title Insurance, Inc.	Florida
Dolphin Land Title, Inc.	Florida
Executive Title Insurance Services, Inc.	Florida
Florida Affordable Title Services LLC	Florida
Florida Land Title	Florida
Florida Paradise Title	Florida
Gulf Coast Title, LLC	Florida
La Compania Hispaña de Stewart	Florida
Lee Island Title, LLC	Florida
Manatee-Pinellas Title Company	Florida
Midwest Title Guarantee Co. of Florida, LLC	Florida
MLS Title, LLC	Florida
MTH Title of Florida, LLC	Florida
New Century Title Services, LLC	Florida
Pace Title Company, LLC	Florida
Park View Title	Florida
Pasadena Title Company, LLC	Florida
Secure Close Title Company LLC	Florida
SouthLake Title Services	Florida
Southland Acquire Land Title, LLC	Florida
ST FLA Acquisition Co.	Florida
Stewart Approved Title, Inc.	Florida
Stewart Management Services	Florida
Stewart Properties of Tampa, Inc.	Florida
Stewart Title Guaranty of Jacksonville	Florida
Stewart Title of Four Corners	Florida
Stewart Title of Martin County, Inc.	Florida
Stewart Title of Pinellas, Inc.	Florida
Stewart Title of Tallahassee, Inc.	Florida
Stewart Title Panhandle, LLC	Florida
Stewart Title Space Coast Inc.	Florida
Stewart Title Today, LLC	Florida
Stewart Vacation Ownership Title Agency, Inc.	Florida
Title First, Inc.	Florida
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Title of Boise, Inc.	Idaho
Stewart Title of Canyon County	Idaho
Stewart Title of Coeur d’Alene, Inc.	Idaho

Stewart Title Company of Illinois	Illinois

Stewart Title of Elkhart County Inc.	Indiana
Stewart Title Services of Indiana, Inc.	Indiana
Stewart Title Services of NW Indiana, LLC	Indiana

Kemp Title Agency, LLC	Kentucky
Stewart Title Agency Resources of Kentucky	Kentucky

Stewart Title of Louisiana	Louisiana

Cambridge Landata, Incorporated	Maryland
Stewart Global Title Services LLC	Maryland
Stewart Title Group, LLC	Maryland
Stewart Title of Maryland, Inc.	Maryland

Stewart Title of Detroit, Inc.	Michigan
TPB Title Agency, LLC	Michigan

Stewart Title Company of Minnesota	Minnesota
STM Holding, Inc.	Minnesota

Bay Title of Mississippi, LLC	Mississippi
Stewart Title Company of Mississippi	Mississippi

CBKC Title and Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri
Heart of America Title and Escrow, LLC	Missouri
HomeSellAssist.com LLC	Missouri
Lenders Title, LP	Missouri
Lenders Title Management, LLC	Missouri
Lenders Title of Kansas City, LP	Missouri
Lenders Title of Kansas City Management LLC	Missouri
Metropolitan Title Holding Company, LLC	Missouri
Stewart Title – North Holdings, LLC	Missouri
Stewart Title – North Title & Escrow, LLC	Missouri
Stewart Title of the Midwest, Inc.	Missouri

Stewart Title of Billings	Montana
Stewart Title of Great Falls, LLC	Montana
Stewart Title of Montana LLC	Montana

Stewart Title Nevada Holdings, Inc.	Nevada
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Accredited Title, Inc.	New Hampshire
Diversified Closing Services, Inc.	New Hampshire
East Coast Title, LLC	New Hampshire
First Principle Title Service, LLC	New Hampshire
Granite Settlement Services, LLC	New Hampshire
Greater Portland Title LLC	New Hampshire
Hubbard & Quinn Title and Closing Service, LLC	New Hampshire
Integrity Title, LLC	New Hampshire
Professional Title Agency, LLC	New Hampshire
Stewart Title of Northern New England	New Hampshire
Title Specialists, LLC	New Hampshire

Jersey Stewart Title Agency	New Jersey
Stewart-Princeton Abstract Co.	New Jersey
Stewart Title of Central Jersey	New Jersey

Central Title, LLC	New Mexico
Santa Fe Abstract Limited	New Mexico
Stewart Title of Albuquerque, LLC	New Mexico
Stewart Title of Valencia, Inc.	New Mexico

Monroe – Gorman Title Agency, LLC	New York
Monroe – Tompkins-Watkins Title Agency, LLC	New York
Monroe Title Insurance Corporation	New York
Stewart Title Insurance Company	New York
Title Associates Inc.	New York

Stewart Title of North Carolina, Inc.	North Carolina
Lawyers Title Company	North Carolina
Stewart Title of the Carolinas, LLC	North Carolina
Union Commerce Title LLC	North Carolina

Red River Title Services	North Dakota

Advanced Land Title of Lexington, LLC	Ohio
RET/KH Title Services, LLC	Ohio
Logan Title Agency, LLC	Ohio
National Land Title Insurance Company	Ohio
Public Title	Ohio
RCS Title Agency, LLC	Ohio
Real Estate Title Services, LLC	Ohio
Stewart Advanced Land Title, Ltd.	Ohio
Stewart Consolidated Title Agency	Ohio
Stewart Home Builders Title Insurance Agency LLC	Ohio
Stewart Insurance Group Ltd.	Ohio
Stewart-JSDI Title Agency	Ohio
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart New Homes Title Agency, LLC	Ohio
Stewart Ohio Agency Resources, LLC	Ohio
Stewart Residential Title Agency, LLC	Ohio
Stewart Title Agency of Columbus, Ltd.	Ohio
Stewart Title Agency of Eastern Central Ohio, Inc.	Ohio
Stewart Title Agency of Licking County, LLC	Ohio
Stewart Title Agency of New Albany, LLC	Ohio
Stewart Tradition Title Agency, LLC	Ohio
STMI Title Agency, LLC	Ohio
The New Guardian Title	Ohio

Oklahoma Land Title Services, LLC	Oklahoma
Stewart Abstract & Title Company of Carter County	Oklahoma
Stewart Abstract & Title of Oklahoma	Oklahoma
Taxsearch, LLC	Oklahoma

Premier Title of Oregon, LLC	Oregon
Stewart Title Insurance Company of Oregon	Oregon
Stewart Title of Oregon, Inc.	Oregon
The Abstract and Title Company	Oregon

Stewart Title — Rhode Island, Inc.	Rhode Island

Yankton Title Company, Inc.	South Dakota

Elite Title, LLC	Tennessee
Hickory Hollow Title LLC	Tennessee
Montgomery Title LLC	Tennessee
National Land Title Services, Inc.	Tennessee
PropertyInfo Corp.	Tennessee
Stewart Title Company of Memphis, Inc.	Tennessee
Stewart Title of Tennessee, Inc.	Tennessee
Summit Land Title, LLC	Tennessee
Title Connection, LLC	Tennessee

Advantage Title Solutions, LLC	Texas
Advantage Title of Ft. Bend, LC	Texas
Advantage Title of Travis County, LC	Texas
Central Texas Title Corporation	Texas
Chadco	Texas
Crown Title Company of Houston, LLC	Texas
DH Title Company, LLC	Texas
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Dominion Title LLC	Texas
Dominion Title of Dallas	Texas
East-West, Inc.	Texas
Electronic Closing Services, Inc.	Texas
Fulghum, Inc.	Texas
GC Acquisition, Inc.	Texas
GESS Investments LP	Texas
GESS Management LLC	Texas
Gracy Title Company	Texas
HMH Title LLC	Texas
IH Title Company LLC	Texas
Landata Group, Inc.	Texas
Landata Site Services	Texas
Landata Technologies	Texas
Medina County Abstract Company, Inc.	Texas
Millennium Title of Houston, LLC	Texas
Millennium Title Company of North Texas, LLC	Texas
MTH Title Co.	Texas
NETC Title Company, LLC	Texas
Ortem Investments, Inc.	Texas
Pendant Title Company, LLC	Texas
Powers Title, LLC	Texas
Premier Title Company of Houston, LLC	Texas
Premier Title of Dallas, LC	Texas
Primero, Inc.	Texas
Priority Title Company of Dallas, LC	Texas
Priority Title Company of Houston, LC	Texas
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service North Texas	Texas
Property Information Services	Texas
Prosperity Title Company	Texas
S&S Title LLC	Texas
SLJ Holdings	Texas
Southland Information, Inc.	Texas
STC-STT, LLC	Texas
Stewart Border Title	Texas
Stewart Business Information	Texas
Stewart Financial Services	Texas
Stewart Geo Technologies	Texas
Stewart Information International, Inc.	Texas
Stewart Investment Services Co.	Texas
Stewart Lender Services	Texas
Stewart Lender Services – Home Retention	Texas
Stewart Management Information, Inc.	Texas
Stewart Priority Resources	Texas
Stewart RBI, Inc.	Texas
Stewart REI Group, Inc.	Texas
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Solutions, LLC	Texas
Stewart Title Austin, Inc.	Texas
Stewart Title Company	Texas
Stewart Title Company of Rockport, Inc.	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Cameron County, Inc.	Texas
Stewart Title of Corpus Christi, Inc.	Texas
Stewart Title of Eagle Pass	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of Midland, LLC	Texas
Stewart Title of North Texas, Inc.	Texas
Stewart Title of Texarkana	Texas
Stewart Title of the Coastal Bend, Inc.	Texas
Stewart Title of Wichita Falls	Texas
Stewart Transaction Services	Texas
Stewart Transaction Solutions, Inc.	Texas
Stewart Transfer Services	Texas
Stewart – UAM	Texas
Strategic Title Company, LLC	Texas
Texas State Title	Texas
WRH Title Company	Texas

Bonneville Title	Utah
Cornerstone Exchange	Utah
Cornerstone Title Services, Inc.	Utah
Realty Services	Utah
Superior Title	Utah

Kanawha Land Title Services, LLC	Virginia
Richmond Settlement Solutions, LLC	Virginia
Signature & Stewart Settlements, LC	Virginia
Smart Choice of Hampton Roads	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title & Escrow, Inc.	Virginia
Stewart Title of Shenandoah Valley, LC	Virginia
Virginia Oaks, LLC	Virginia

Charter Title Insurance Company	Washington
Columbia – Stewart, LLC	Washington
I & S Holdings, LLC	Washington
Security Building	Washington
Stewart Title Escrow of Island County, LLC	Washington
Stewart Title of Bellingham, Inc.	Washington
Stewart Title of Seattle	Washington
Stewart Title of Snohomish County, Inc.	Washington
Stewart Title of Spokane, LLC	Washington
Stewart Title of Tacoma, Inc.	Washington
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Title of the Tri-Cities, LLC	Washington
Stewart Title of Western Washington	Washington
Stewart Transaction Solutions Northwest	Washington
Whitman County Title	Washington
Competition Title LLC	Wisconsin
Courtesy Title LLC	Wisconsin
Southeastern Wisconsin Title Company, LLC	Wisconsin
Stewart Title of Wisconsin, Inc.	Wisconsin
INTERNATIONAL

Lawyers Mortgage Network Inc.	Canada
San Juan Abstract Company	Puerto Rico
Stewart International Gayrimenkul Sistemleri ve Yatirim Anonim	Turkey
Stewart International Informacije d. o. o.	Slovenia
Stewart Korea, Ltd.	Korea
Stewart Title Guaranty de México, S.A. de C.V.	Mexico
Stewart Title Ltd.	United Kingdom
Stewart Title Sp. Z.o.o.	Poland
Stewart Title s.r.o.	Czech Republic
Stewart Title s.r.o.	Slovakia